Capital City Bank Group, Inc.

Reports Fourth Quarter 2023 Results
TALLAHASSEE, Fla.

(January 23, 2024) – Capital City Bank Group, Inc. (NASDAQ:

CCBG) today reported net income
attributable to common shareowners of $11.7

million, or $0.70 per diluted share, for the fourth quarter of 2023 compared to $12.7 million, or $0.74 per diluted share, for the third quarter of 2023, and $9.6 million, or $0.56 per diluted share, for the fourth quarter of
2022.
For the full year of 2023, net income attributable to common shareowners totaled $52.3 million, or $3.07 per diluted share, compared
to net income of $33.4 million, or $1.97 per diluted share, for the same period of 2022.

QUARTER HIGHLIGHTS (4
th

Quarter 2023 versus 3
rd

Quarter 2023)
Income Statement
●
Tax-equivalent

net interest income totaled $39.3 million compared

to $39.4 million for the prior quarter – total deposit cost
increased 8 basis points to 66 basis points –

net interest margin increased

four basis points to 4.07%
●
Continued strong credit

quality metrics – allowance coverage ratio increased

from 1.08% to 1.10% - net loan charge

-offs were
23 basis points (annualized) of average loans compared

to 17 basis points for the prior quarter
●
Noninterest income increased

$0.4 million, or 2.6%, driven by higher mortgage banking revenues
●
Noninterest expense increased

$0.9 million, or 2.2%, primarily due to lower realized loan

cost (credit offset to salary expense)
reflective of lower level of residential

loan originations and higher professional/legal

fees of $0.6 million

Balance Sheet
●
Loan balances grew $38.6 million, or 1.4%

(average), and $28.7 million, or 1.1% (end of period)
●
Deposit balances (including repurchase

agreements) declined by $46.8 million, or

1.3% (average), and increased $165.4 million,
or 4.6% (end of period) reflective of the seasonal

increase in public fund balances
●
Tangible

book value per share increased $1.23,

or 6.4%, and reflected a $12.5 million ($0.74/share)

decrease in the accumulated
other comprehensive loss reflective

of lower investment security losses of $9.3 million and a favorable year-end re-measurement
adjustment for the pension plan of $4.3 million
FULL YEAR 2023 HIGHLIGHTS
Income Statement
●
Tax-equivalent

net interest income totaled $159.4 million

for 2023 compared to $125.3 million for 2022 driven

by strong loan
growth and higher interest

rates, partially offset by higher deposit cost which was well controlled at 48 basis points for the year
– net interest margin

was 4.05% for 2023 compared to 3.14% for 2022
●
Credit quality metrics remained

strong throughout

the year – allowance coverage ratio increased from

0.98% to 1.10% - net
loan charge-offs were 18

basis points of average loans for both periods
●
Noninterest income decreased

$3.6 million, or 4.8%, driven by lower wealth management fees reflective of lower insurance
commissions (large policy sales in 2022) and

mortgage banking revenues (lower residential

loan originations attributable to the
higher interest rate environment

)

●
Noninterest expense increased

$5.4 million, or 3.6%, primarily due to higher compensation and occupancy expense reflective of
the addition of staffing and banking offices in our new markets

Balance Sheet
●
Loan balances grew $467.0 million, or 21.3%

(average), and $186.2 million, or 7.3% (end of period)
●
Deposit balances (including repurchase

agreements) declined by $81.9 million, or

2.2% (average), and decreased $217.1
million, or 5.5% (end of period)
●
Tangible

book value per share increased $3.18,

or 18.4%, driven by strong earnings and favorable investment security and
pension plan accumulated other comprehensive

loss adjustments
“I am pleased with Capital City’s performance

this year and am very proud of our team for achieving another year of record earnings,” said William G. Smith, Jr.,

Chairman, President, and CEO of Capital City Bank Group, Inc. “Amid a challenging year for
our industry, our deposit

franchise, disciplined credit, diversified revenues, and conservative balance sheet management resulted in
strong profitability and capital growth.

We are well positioned

as we enter 2024 and remain focused on strategies that add long-term value for our clients and shareowners.”

Discussion of Operating Results
Net Interest Income/Net Interest

Margin
Tax-equivalent net

interest income for the fourth quarter of 2023 totaled $39.3 million, compared to $39.4 million for the third
quarter of 2023, and $38.2 million for the fourth quarter of 2022.

For the full year of 2023, tax-equivalent net interest income totaled
$159.4 million compared to $125.3 million for the same period of 2022.

Compared to the third quarter of 2023, the decrease
reflected higher deposit interest expense and a lower level of interest income from overnight funds, partially offset by higher loan
interest due to loan growth and loan re-pricing at higher interest rates.

Compared to the full year 2022, the increase reflected loan
growth and higher interest rates across a majority of our earning assets, partially offset by higher deposit interest expense.

Our net interest margin for the fourth quarter of 2023 was 4.07%,

an increase of four basis points over the third quarter of 2023 and an increase of 31 basis points over the fourth quarter of 2022.

For the month of December 2023, our net interest margin was 4.09%.

For 2023, our net interest margin was 4.05%, an increase of 91 basis points over 2022.

The increase compared to all prior periods
reflected a combination of earning assets re-pricing at higher interest rates and loan growth, partially offset by a higher cost of
deposits.

For the fourth quarter of 2023, our cost of funds was 73 basis points, an increase of 7 basis points over the third quarter of
2023 and an increase of 42 basis points over the fourth quarter of 2022.

Our total cost of deposits (including noninterest bearing
accounts) was 66 basis points, 58 basis points, and 20 basis points, respectively,

for the same periods.

Provision for Credit Losses

We recorded

a provision for credit losses of $2.0

million for the fourth quarter of 2023 compared to $2.4

million for the third
quarter of 2023 and $3.6 million for the fourth quarter of 2022.

The decrease in the provision compared to the third quarter of 2023 was primarily attributable to a lower level of reserves required for unfunded commitments

.

For the full year of 2023, we recorded a
provision for credit losses of $9.7 million compared to $7.5 million for 2022.

The higher level of provision in 2023 was primarily
driven by loan growth and also reflected the favorable impact in 2022 of the release of reserves held for pandemic related losses.

We discuss the allowance

for credit losses further below.
Noninterest Income and Noninterest

Expense
Noninterest income for the fourth quarter of 2023 totaled $17.1 million compared to $16.7 million for the third quarter of 2023 and
$15.3 million for the fourth quarter of 2022.

The $0.4 million increase over the third quarter of 2023 reflected an increase in mortgage banking revenues of $0.5 million and wealth management fees of $0.3 million, partially offset by a decrease in deposit fees of $0.2 million and other income of $0.2 million.

Compared to the fourth quarter of 2022, the $1.9 million increase was attributable to a $2.2 million increase in mortgage banking revenues and a $0.6 million increase in wealth management fees
partially offset by a $0.7 million decrease in other income

and a $0.2 million decrease in deposit fees.

For the full year of 2023, noninterest income totaled $71.6 million compared to $75.2 million for 2022 and reflected decreases in
wealth management fees of $1.7 million, mortgage banking revenues of $1.5 million, deposit fees of $0.8 million, and bank card fees of $0.5 million, partially offset by a $0.9 million

increase in other income.

The decrease in wealth management fees reflected
lower insurance commissions of $2.7 million due to the sale of large policies in 2022 and was partially offset by higher trust fees of
$0.5 million and retail brokerage fees of $0.5 million.

The decrease in mortgage banking revenues was primarily driven by lower production volume in 2023, reflective of the rapid increase in interest rates and lower market driven gain on sale margins.

The
decline in deposit fees reflected lower commercial account analysis fees and account service charge fees, and the reduction in bank
card fees was generally due to lower card volume reflective of slower consumer spending.

The increase in other income was
primarily due to a $1.4 million gain from the sale of mortgage servicing rights that was partially offset by lower loan servicing
income.

Noninterest expense for the fourth quarter of 2023 totaled $40.0 million compared to $39.1 million for the third quarter of 2023 and
$39.3

million for the fourth quarter of 2022.

The $0.9 million increase over the third quarter of 2023 was attributable to increases in compensation expense of $0.8 million and occupancy expense of $0.2 million that was partially offset by a $0.1 million decrease in
other expense.

The increase in compensation expense was due to a $0.8 million increase in salary expense partially attributable to a
$0.5 million decrease in realized loan cost (recorded as a credit offset to salary expense) driven by lower residential loan
originations.

For the fourth quarter of 2023, other expense included approximately $0.6 million in professional and legal fees
related to the financial statement restatement.

Compared to the fourth quarter of 2022, the $0.7 million increase in noninterest expense reflected a $0.8 million increase in
compensation expense and a $0.8 million increase in occupancy expense that was partially offset by a $0.9 million decrease in other expense.

The increases in compensation expense and occupancy expense were generally driven by the same factors discussed in
further detail below.

The variance in other expense was primarily attributable to lower pension related costs, including the
recognition of pension settlement expense of $1.7 million in the fourth quarter of 2022 whereas there was no pension settlement
expense in the fourth quarter of 2023 due to a significantly lower level of retirements.

A $0.7 million increase in the non-service
component of pension plan expense was partially offsetting

.
For the full year of 2023, noninterest expense totaled $157.0 million compared to $151.6 million for 2022 and reflected increases in
occupancy expense of $3.1

million and compensation expense of $2.3 million.

The increase in occupancy expense was primarily
driven by the addition of four new banking offices in mid-to-late 2022 and early 2023, and to a lesser extent higher expense for
property insurance (increased premiums) and maintenance agreements

(network and security upgrades).

The increase in
compensation expense reflected a $4.7 million increase in salary expense that was partially offset by a $2.4 million decrease in
associate benefit expense.

The increase in salary expense was primarily due to a $3.6 million increase in base salaries (primarily the
addition of staffing in new markets and annual merit), a $3.0 million reduction in realized cost (lower new residential loan
originations in 2023) and higher incentive expense of $1.2 million that was partially offset by lower commission expense of $3.3
million (lower residential loan originations and insurance policy sales in 2023)

.

The decrease in associate benefit expense reflected
a $2.9 million decrease in pension plan service cost expense that was partially offset by a $0.5 million increase in associate
insurance expense (higher premiums).

The net variance in other expense was primarily due to lower expenses for OREO of $1.6
million (gain from the sale of a banking office in the first quarter of 2023), mortgage servicing asset amortization of $1.0 million
(mid-2023 sale of servicing rights),

and pension plan expense (non-service component) of $0.5 million, offset by higher expenses
for professional fees of $0.8 million and FDIC insurance of $0.6 million.

Further, there was no pension settlement expense in 2023
whereas we realized $2.3 million in total pension settlement expense in 2022.
Income Taxes
We realized income

tax expense of $2.9 million (effective rate of 20.3%) for the fourth quarter of 2023 compared to $3.0 million
(effective rate of 20.7%) for the third quarter of 2023

and $1.9 million (effective rate of 18.1%) for the fourth quarter of 2022.

For
the full year of 2023, we realized income tax expense of $13.0 million (effective rate of 20.4%) compared to $7.8 million (effective
rate of 19.0%) for 2022.

The increase in our effective tax rate for the fourth quarter of 2023 reflected a lower level of tax benefit
accrued from an investment in a solar tax credit equity fund.

The increase in our effective tax rate for the full year of 2023 was attributable to a lower level of pre-tax income from our 51% owned residential mortgage subsidiary, Capital City Home

Loans
(“CCHL”), in relation to our consolidated income as the non-controlling interest adjustment for CCHL is accounted for as a
permanent tax adjustment.

Further, we recognized a lower level of tax benefit

accrued from an investment in a solar tax credit
equity fund.

Absent discrete items or new tax credit investments, we expect our annual effective tax rate to approximate 21-22% for
2024.
Discussion of Financial Condition
Earning Assets
Average earning

assets totaled $3.824 billion for the fourth quarter of 2023, a decrease of $53.0 million, or 1.4%, from the third
quarter of 2023, and a decrease of $208.8 million, or 5.2%, from the fourth quarter of 2022.

The decrease from both prior periods
was attributable to lower deposit balances (see below – Deposits
).

Compared to both prior periods, the mix of earning assets
improved as overnight funds were utilized to fund loan growth.

Average loans

held for investment (“HFI”) increased $38.6 million, or 1.4%, over the third quarter of 2023 and $271.9 million, or
11.1%, over the fourth quarter of 2022.

Period end loans increased $28.7 million, or 1.1%, over the third quarter of 2023 and
$186.2 million, or 7.3%, over the fourth quarter of 2022.

Compared to both prior periods, the loan growth was primarily in the residential real estate category and was partially offset by lower indirect auto and construction loan balances.

Allowance for Credit Losses
At December 31, 2023, the allowance for credit losses for HFI loans totaled $29.9 million compared to $29.1 million at September
30, 2023 and $25.1 million at December 31, 2022.

Activity within the allowance is provided on Page 9.

The increase in the
allowance over both prior periods was driven primarily by loan growth.

Further, the increase from December 31, 2022 reflected

a
higher loss rate for the residential real estate portfolio due to slower prepayment speeds.

At December 31, 2023, the allowance
represented 1.10% of HFI loans compared to 1.08% at September 30, 2023, and

0.98% at December 31, 2022.

Credit Quality
Overall credit quality remains

strong.

Nonperforming assets (nonaccrual loans and other real estate) totaled $6.2 million at
December 31, 2023 compared to $4.7 million at September 30, 2023 and $2.7 million at December 31, 2022.

At December 31,
2023, nonperforming assets as a percent of total assets equaled 0.15%,

compared to 0.11% at September 30, 2023

and 0.06% at
December 31, 2022.

Nonaccrual loans totaled $6.2 million at December 31, 2023, a $1.5 million increase over September 30, 2023
and a $3.9 million increase over December 31, 2022.

Further, classified loans totaled $22.2 million

at December 31, 2023, a $0.4
million increase over September 30, 2023 and a $2.9 million increase over

December 31, 2022.
Deposits
Average total

deposits were $3.549 billion for the fourth quarter of 2023, a decrease of $48.3 million, or

1.3%, from the third
quarter of 2023 and a decrease of $254.5 million, or 6.7%, from the fourth quarter of 2022.

Compared to both prior periods, the
decreases were primarily attributable to lower noninterest bearing and savings accounts, partially offset by increases in NOW
balances and certificates of deposit.

At December 31, 2023, total deposits were $3.702 billion, an increase of $161.4 million, or 4.6%, from September 30, 2023 and a
decline of $237.5 million, or 6.0%, from December 31, 2022.

Our public fund deposit balances increased $234.4 million and declined $10.9 million from September 30, 2023 and December 31, 2022,

respectively.

Compared to September 30, 2023, the
increase in public funds reflected the seasonal increase in these balances as municipal tax receipts are received.

Lower deposit
balances year-over-year reflected continued

client spend of stimulus savings and clients seeking higher yielding investment products outside the Bank, a portion of which have moved to our wealth division.

Additionally, compared

to both prior periods, we
realized a remix of deposit balances of $33 million and $140 million, respectively,

as noninterest bearing accounts migrated into
interest bearing accounts (primarily NOW and money market accounts

).

Business deposit transaction accounts classified as repurchase agreements averaged $26.8 million for the fourth quarter of 2023, an
increase of $1.5 million over the third quarter of 2023 and $18.4 million over the fourth quarter of 2022.

At December 31, 2023,
repurchase agreement balances were $27.0 million compared to $22.9 million at September 30, 2023 and $6.6 million at December
31, 2022.
Liquidity
The Bank maintained an average net overnight funds (deposits with banks plus

FED funds sold less FED funds purchased) sold
position of $99.8 million in the fourth quarter of 2023 compared to $136.6 million in the third quarter of 2023 and $469.4 million in
the fourth quarter of 2022.

The declining overnight funds position reflected growth in average loans and lower average deposit
balances.

At December 31, 2023, we had the ability to generate approximately $1.488 billion (excludes overnight funds position of $229
million) in additional liquidity through various sources including various federal funds purchased lines, Federal Home Loan Bank borrowings, the Federal Reserve Discount Window,

and brokered deposits.

We also view our

investment portfolio as a liquidity source and have the option to pledge securities in our portfolio as collateral for
borrowings or deposits, and/or to sell selected securities.

Our portfolio consists of debt issued by the U.S. Treasury,

U.S.
governmental agencies, municipal governments, and corporate entities.

At December 31, 2023, the weighted-average maturity and
duration of our portfolio were 2.91 years and 2.53, respectively,

and the available-for-sale portfolio had a net unrealized tax-effected loss of $22.3

million.

Capital
Shareowners’ equity was $440.6 million at December 31, 2023

compared to $419.7 million at September 30, 2023 and $387.3
million at December 31, 2022.

For the fourth quarter of 2023, the $20.9 million increase was partially attributable to a $12.5
million decrease in the accumulated other comprehensive loss including a $9.3 million net decrease in the investment securities loss and a $4.3 million decrease in the pension plan loss from the year-end re-measurement of the plan.

For the full year 2023,
shareowners’ equity was positively impacted by net income attributable to common shareowners of $52.3 million, a $4.1

million
decrease in the accumulated other comprehensive loss for our pension plan,

a $11.7 million decrease in the unrealized loss on
investment securities, the issuance of stock of $2.5

million, and stock compensation accretion of $1.3

million.

Shareowners’ equity
was reduced by common stock dividends of $12.9 million ($0.76 per share), the repurchase of stock of $3.7

million (122,538
shares), net adjustments totaling $1.3 million related to transactions under our stock compensation plans,

and a $0.7 million
decrease in the fair value of the interest rate swap related to subordinated debt.

At December 31, 2023, our total risk-based capital ratio was 16.57% compared to 16.30% at September 30, 2023 and 15.30% at
December 31, 2022.

Our common equity tier 1 capital ratio was 13.52%, 13.26%, and 12.38%, respectively,

on these dates.

Our
leverage ratio was 10.30%, 9.98%, and 8.91%, respectively,

on these dates.

At December 31, 2023, all our regulatory capital ratios
exceeded the thresholds

to be designated as “well-capitalized” under the Basel III capital standards.

Further, our tangible common
equity ratio was 8.26% at December 31, 2023 compared to 8.08% and 6.65% at

September 30, 2023 and December 31, 2022,
respectively.

If our unrealized held-to-maturity securities losses of $21.5 million (after-tax)

were recognized in accumulated other
comprehensive loss, our adjusted tangible capital ratio would be

7.74%.
About Capital City Bank Group, Inc.
Capital City Bank Group, Inc. (NASDAQ: CCBG) is one of the largest publicly traded financial holding companies headquartered
in Florida and has approximately $4.3

billion in assets.

We provide

a full range of banking services, including traditional deposit and credit services, mortgage banking, asset management, trust, merchant services, bankcards,

securities brokerage services and
financial advisory services, including the sale of life insurance, risk management and asset protection services.

Our bank
subsidiary, Capital City Bank,

was founded in 1895 and now has 63 banking offices and 103 ATM

s/ITMs in Florida, Georgia and
Alabama.

For more information about Capital City Bank Group, Inc., visit www.ccbg.com

.
FORWARD

-LOOKING STATEMENTS
Forward-looking statements in this Press Release are based on current plans and expectations that are subject to uncertainties and
risks, which could cause our future results to differ materially.

The words “may,” “could,” “should,”

“would,” “believe,”
“anticipate,” “estimate,” “expect,” “intend,” “plan,” “target,” “vision,”

“goal,” and similar expressions are intended to identify
forward-looking statements. The following factors, among others, could cause our actual results to differ: our ability to successfully
manage credit risk, interest rate risk, liquidity risk, and other risks inherent to our industry; legislative or regulatory changes; adverse
developments in the financial services industry generally,

such as bank failures and any related impacts on depositor behavior; the effects of changes in the level of checking or savings account deposits and the competition for deposits on our funding costs, net
interest margin and ability to replace maturing deposits and advances,

as necessary; inflation, interest rate, market and monetary
fluctuations; uncertainty in the pricing of residential mortgage loans that we sell, as well as competition for the mortgage servicing rights related to these loans and related interest rate risk or price risk resulting from retaining mortgage servicing rights and the
potential effects of higher interest rates on our loan origination volumes; the effects of actions taken by governmental agencies to
stabilize the financial system and the effectiveness of such actions;

changes in monetary and fiscal policies of the U.S. Government;
the effects of security breaches and computer viruses that may affect our computer systems or fraud related to debit card products;
the accuracy of our financial statement estimates and assumptions,

including the estimates used for our allowance for credit losses, deferred tax asset valuation and pension plan; changes in our liquidity position; changes in accounting principles, policies, practices or guidelines; the frequency and magnitude of foreclosure of our loans; the effects of our lack of a diversified loan portfolio,
including the risks of loan segments, geographic and industry concentrations; the strength of the United States economy in general
and the strength of the local economies in which we conduct operations; our ability to declare and pay dividends, the payment of
which is subject to our capital requirements; changes in the securities and real estate markets;

structural changes in the markets for
origination, sale and servicing of residential mortgages; risks related to changes in key personnel and any changes in our ability to
retain key personnel;

the effect of corporate restructuring, acquisitions or dispositions, including the actual restructuring and other
related charges and the failure to achieve the expected gains, revenue growth or expense savings from such corporate restructuring, acquisitions or dispositions; the effects of natural disasters, harsh weather conditions (including hurricanes), widespread health emergencies (including pandemics, such as the COVID-19

pandemic), acts of war, terrorism, civil unrest

or other geopolitical
events; our ability to comply with the extensive laws and regulations to which we are subject, including the laws for each jurisdiction
where we operate; the impact of the restatement of our previously issued financial statements as of and for the year ended December
31, 2022, the three months ended March 31, 2022 and 2023, the three and six months ended June 30, 2022 and 2023, and the three
and nine months ended September 30, 2022; any inability to implement and maintain effective internal control over financial
reporting or inability to remediate our existing material weaknesses in our internal controls deemed ineffective; the inherent
limitations in internal control over financial reporting and disclosure controls and procedures; the willingness of clients to accept
third-party products and services rather than our products and services and vice versa; increased competition and its effect on
pricing; technological changes; the outcomes of litigation or regulatory proceedings;

negative publicity and the impact on our
reputation; changes in consumer spending and saving habits; growth and profitability of our noninterest income; the limited trading activity of our common stock; the concentration of ownership of our common stock; anti-takeover provisions under federal and state law as well as our Articles of Incorporation and our Bylaws; other risks described from time to time in our filings with the Securities
and Exchange Commission; and our ability to manage the risks involved in the foregoing.

Additional factors can be found in our
Annual Report on Form 10-K/A for the fiscal year ended December 31, 2022,

and our other filings with the SEC, which are
available at the SEC’s internet site (http://www.sec.gov).

Forward-looking statements in this Press Release speak only as of the date of the Press Release, and we assume no obligation to update forward

-looking statements or the reasons why actual results could
differ,

except as may be required by law.

USE OF NON-GAAP FINANCIAL MEASURES
Unaudited
We present a tangible

common equity ratio and a tangible book value per diluted share that removes the effect of goodwill and other
intangibles resulting from merger and acquisition activity.

We believe these measures

are useful to investors because it allows
investors to more easily compare our capital adequacy to other companies in the industry.

The GAAP to non-GAAP reconciliations are provided below.
(Dollars in Thousands, except per share data) Dec 31, 2023 Sep 30, 2023 Jun 30, 2023 Mar 31, 2023 Dec 31, 2022
Shareowners' Equity (GAAP) $ 440,625 $ 419,706 $ 412,422 $ 403,260 $ 387,281
Less: Goodwill and Other Intangibles (GAAP) 92,933 92,973 93,013 93,053 93,093
Tangible Shareowners' Equity (non-GAAP) A 347,692 326,733 319,409 310,207 294,188
Total Assets (GAAP) 4,304,477 4,138,287 4,391,206 4,401,762 4,519,223
Less: Goodwill and Other Intangibles (GAAP) 92,933 92,973 93,013 93,053 93,093
Tangible Assets (non-GAAP) B $ 4,211,544 $ 4,045,314 $ 4,298,193 $ 4,308,709 $ 4,426,130
Tangible Common Equity Ratio (non-GAAP) A/B 8.26% 8.08% 7.43% 7.20% 6.65%
Actual Diluted Shares Outstanding (GAAP) C 17,000,590 16,997,886 17,025,023 17,049,913 17,039,401
Tangible Book Value

per Diluted Share (non-GAAP)
A/C $ 20.45 $ 19.22 $ 18.76 $ 18.19 $ 17.27

CAPITAL CITY BANK

GROUP,

INC.
EARNINGS HIGHLIGHTS
Unaudited
Three Months Ended Twelve Months Ended
(Dollars in thousands, except per share data) Dec 31, 2023 Sep 30, 2023 Dec 31, 2022 Dec 31, 2023 Dec 31, 2022
EARNINGS
Net Income Attributable to Common Shareowners $ 11,720 $ 12,655 $ 9,609 52,258 $ 33,412
Diluted Net Income Per Share $ 0.70 $ 0.74 $ 0.56 3.07 $ 1.97
PERFORMANCE
Return on Average Assets (annualized) 1.12% 1.19% 0.87% 1.22% 0.77%
Return on Average Equity (annualized) 10.69 11.74 10.02 12.40 8.81
Net Interest Margin 4.07 4.03 3.76 4.05 3.14
Noninterest Income as % of Operating Revenue 30.46 29.87 28.65 31.05 37.55
Efficiency Ratio 70.82% 69.71% 73.41% 67.99% 75.62%
CAPITAL ADEQUACY
Tier 1 Capital

15.37% 15.11% 14.27% 15.37% 14.27%
Total Capital

16.57 16.30 15.30 16.57 15.30
Leverage

10.30 9.98 8.91 10.30 8.91
Common Equity Tier 1 13.52 13.26 12.38 13.52 12.38
Tangible Common Equity
(1)
8.26 8.08 6.65 8.26 6.65
Equity to Assets 10.24% 10.14% 8.57% 10.24% 8.57%
ASSET QUALITY
Allowance as % of Non-Performing Loans 479.70% 619.58% 1091.33% 479.70% 1091.33%
Allowance as a % of Loans HFI 1.10 1.08 0.98 1.10 0.98
Net Charge-Offs as % of Average Loans HFI 0.23 0.17 0.21 0.18 0.18
Nonperforming Assets as % of Loans HFI and OREO 0.23 0.17 0.11 0.23 0.11
Nonperforming Assets as % of Total Assets 0.15% 0.11% 0.06% 0.15% 0.06%
STOCK PERFORMANCE
High

$ 32.56 $ 33.44 $ 36.23 36.86 $ 36.23
Low 26.12 28.64 31.14 26.12 24.43
Close $ 29.43 $ 29.83 $ 32.50 29.43 $ 32.50
Average Daily Trading Volume 33,297 26,774 31,894 33,775 27,987
(1)

Tangible common equity ratio is a non-GAAP financial measure. For additional information, including a reconciliation to GAAP, refer to Page 6.

CAPITAL CITY BANK GROUP, INC.
CONSOLIDATED STATEMENT

OF FINANCIAL CONDITION
Unaudited
2023 2022
(Dollars in thousands) Fourth Quarter Third Quarter Second Quarter First Quarter Fourth Quarter
ASSETS
Cash and Due From Banks $ 83,118 $ 72,379 $ 83,679 $ 84,549 $ 72,114
Funds Sold and Interest Bearing Deposits 228,949 95,119 285,129 303,403 528,536
Total Cash and Cash Equivalents 312,067 167,498 368,808 387,952 600,650
Investment Securities Available for Sale 337,902 334,052 386,220 402,943 413,294
Investment Securities Held to Maturity 625,022 632,076 641,398 651,755 660,744
Other Equity Securities 3,450 3,585 1,703 1,883 10

Total Investment Securities
966,374 969,713 1,029,321 1,056,581 1,074,048
Loans Held for Sale

28,211 34,013 44,659 28,475 26,909
Loans Held for Investment ("HFI"):
Commercial, Financial, & Agricultural 225,190 221,704 227,219 236,263 247,362
Real Estate - Construction 196,091 197,526 226,404 253,903 234,519
Real Estate - Commercial 825,456 828,234 831,285 798,438 782,557
Real Estate - Residential 1,001,257 966,512 893,384 847,697 744,167
Real Estate - Home Equity 210,920 203,606 203,142 206,931 208,217
Consumer 270,994 285,122 295,646 305,324 324,450
Other Loans 2,962 1,401 5,425 7,660 5,346
Overdrafts 1,048 1,076 1,007 931 1,067
Total Loans Held for Investment 2,733,918 2,705,181 2,683,512 2,657,147 2,547,685
Allowance for Credit Losses (29,941) (29,083) (28,243) (26,808) (25,068)
Loans Held for Investment, Net 2,703,977 2,676,098 2,655,269 2,630,339 2,522,617
Premises and Equipment, Net 81,266 81,677 82,062 82,055 82,138
Goodwill and Other Intangibles 92,933 92,973 93,013 93,053 93,093
Other Real Estate Owned 1 1 1 13 431
Other Assets 119,648 116,314 118,073 123,294 119,337
Total Other Assets 293,848 290,965 293,149 298,415 294,999
Total Assets $ 4,304,477 $ 4,138,287 $ 4,391,206 $ 4,401,762 $ 4,519,223
LIABILITIES
Deposits:
Noninterest Bearing Deposits $ 1,377,934 $ 1,472,165 $ 1,520,134 $ 1,601,388 $ 1,653,620
NOW Accounts 1,327,420 1,092,996 1,269,839 1,242,721 1,290,494
Money Market Accounts 319,319 304,323 321,743 271,880 267,383
Savings Accounts 547,634 571,003 590,245 617,310 637,374
Certificates of Deposit 129,515 99,958 86,905 90,621 90,446
Total Deposits 3,701,822 3,540,445 3,788,866 3,823,920 3,939,317
Repurchase Agreements 26,957 22,910 22,619 4,429 6,583
Other Short-Term Borrowings 8,384 18,786 28,054 22,203 50,210
Subordinated Notes Payable 52,887 52,887 52,887 52,887 52,887
Other Long-Term Borrowings 315 364 414 463 513
Other Liabilities 66,080 75,585 77,192 85,878 73,675
Total Liabilities 3,856,445 3,710,977 3,970,032 3,989,780 4,123,185
Temporary Equity 7,407 7,604 8,752 8,722 8,757
SHAREOWNERS' EQUITY
Common Stock 170 170 170 170 170
Additional Paid-In Capital 36,326 36,182 36,853 37,512 37,331
Retained Earnings 426,275 418,030 408,771 397,654 387,009
Accumulated Other Comprehensive Loss, Net of Tax (22,146) (34,676) (33,372) (32,076) (37,229)
Total Shareowners' Equity 440,625 419,706 412,422 403,260 387,281
Total Liabilities, Temporary Equity and Shareowners' Equity $ 4,304,477 $ 4,138,287 $ 4,391,206 $ 4,401,762 $ 4,519,223
OTHER BALANCE SHEET DATA
Earning Assets $ 3,957,452 $ 3,804,026 $ 4,042,621 $ 4,045,607 $ 4,177,177
Interest Bearing Liabilities 2,412,431 2,163,227 2,372,706 2,302,514 2,395,890
Book Value Per Diluted Share $ 25.92 $ 24.69 $ 24.21 $ 23.65 $ 22.73
Tangible Book Value

Per Diluted Share
(1)
20.45 19.22 18.76 18.19 17.27
Actual Basic Shares Outstanding 16,950 16,958 16,992 17,022 16,987
Actual Diluted Shares Outstanding 17,001 16,998 17,025 17,050 17,039
(1)

Tangible book value per diluted share is a non-GAAP financial measure. For additional information, including a reconciliation to GAAP, refer to Page 6.

CAPITAL CITY BANK

GROUP,

INC.
CONSOLIDATED STATEMENT

OF OPERATIONS
Unaudited
2023 2022
Twelve Months
Ended December 31,
(Dollars in thousands, except per share data)
Fourth
Quarter
Third
Quarter
Second
Quarter
First
Quarter
Fourth
Quarter 2023 2022
INTEREST INCOME
Loans, including Fees $ 40,407 $ 39,344 $ 37,608 $ 34,891 $ 31,908 $ 152,250 $ 106,444
Investment Securities 4,392 4,561 4,815 4,924 4,847 18,692 15,955
Federal Funds Sold and Interest Bearing Deposits 1,385 1,848 2,782 4,111 4,463 10,126 9,511
Total Interest Income 46,184 45,753 45,205 43,926 41,218 181,068 131,910
INTEREST EXPENSE
Deposits 5,872 5,214 4,008 2,488 1,902 17,582 3,444
Repurchase Agreements 199 190 115 9 7 513 14
Other Short-Term Borrowings 310 440 336 452 683 1,538 1,747
Subordinated Notes Payable 627 625 604 571 522 2,427 1,652
Other Long-Term Borrowings 5 4 5 6 8 20 31
Total Interest Expense 7,013 6,473 5,068 3,526 3,122 22,080 6,888
Net Interest Income 39,171 39,280 40,137 40,400 38,096 158,988 125,022
Provision for Credit Losses 2,025 2,393 2,197 3,099 3,616 9,714 7,494
Net Interest Income after Provision for Credit Losses 37,146 36,887 37,940 37,301 34,480 149,274 117,528
NONINTEREST INCOME
Deposit Fees 5,304 5,456 5,326 5,239 5,536 21,325 22,121
Bank Card Fees 3,713 3,684 3,795 3,726 3,744 14,918 15,401
Wealth Management Fees 4,276 3,984 4,149 3,928 3,649 16,337 18,059
Mortgage Banking Revenues 2,327 1,839 3,363 2,871 102 10,400 11,909
Other

1,537 1,765 3,334 1,994 2,265 8,630 7,691
Total Noninterest Income 17,157 16,728 19,967 17,758 15,296 71,610 75,181
NONINTEREST EXPENSE
Compensation 23,822 23,003 23,438 23,524 23,032 93,787 91,519
Occupancy, Net 7,098 6,980 6,820 6,762 6,253 27,660 24,574
Other

9,038 9,122 10,027 7,389 9,977 35,576 35,541
Total Noninterest Expense 39,958 39,105 40,285 37,675 39,262 157,023 151,634
OPERATING PROFIT 14,345 14,510 17,622 17,384 10,514 63,861 41,075
Income Tax Expense 2,909 3,004 3,417 3,710 1,900 13,040 7,798
Net Income 11,436 11,506 14,205 13,674 8,614 50,821 33,277
Pre-Tax Loss (Income) Attributable to Noncontrolling Interest 284 1,149 (31) 35 995 1,437 135
NET INCOME ATTRIBUTABLE

TO

COMMON SHAREOWNERS $ 11,720 $ 12,655 $ 14,174 $ 13,709 $ 9,609 $ 52,258 $ 33,412
PER COMMON SHARE
Basic Net Income $ 0.69 $ 0.75 $ 0.83 $ 0.81 $ 0.56 $ 3.08 $ 1.97
Diluted Net Income 0.70 0.74 0.83 0.80 0.56 3.07 1.97
Cash Dividend

$ 0.20 $ 0.20 $ 0.18 $ 0.18 $ 0.17 $ 0.76 $ 0.66
AVERAGE

SHARES
Basic

16,947 16,985 17,002 17,016 16,963 16,987 16,951
Diluted

16,997 17,025 17,035 17,045 17,016 17,023 16,985

CAPITAL CITY BANK GROUP,

INC.
ALLOWANCE FOR CREDIT LOSSES ("ACL")
AND CREDIT QUALITY
Unaudited
2023 2022
Twelve Months Ended
December 31,
(Dollars in thousands, except per share data)
Fourth
Quarter
Third
Quarter
Second
Quarter
First
Quarter
Fourth
Quarter 2023 2022
ACL - HELD FOR INVESTMENT LOANS
Balance at Beginning of Period $ 29,083 $ 28,243 $ 26,808 $ 25,068 $ 22,747 $ 25,068 $ 21,606
Transfer from Other Liabilities 66 - - - - 66 -
Provision for Credit Losses 2,354 1,993 1,922 3,260 3,638 9,529 7,397
Net Charge-Offs (Recoveries) 1,562 1,153 487 1,520 1,317 4,722 3,935
Balance at End of Period $ 29,941 $ 29,083 $ 28,243 $ 26,808 $ 25,068 $ 29,941 $ 25,068
As a % of Loans HFI 1.10% 1.08% 1.05% 1.01% 0.98% 1.10% 0.98%
As a % of Nonperforming Loans 479.70% 619.58% 426.44% 584.18% 1,091.33% 479.70% 1,091.33%
ACL - UNFUNDED COMMITMENTS
Balance at Beginning of Period 3,502 $ 3,120 $ 2,833 $ 2,989 $ 3,012 $ 2,989 $ 2,897
Provision for Credit Losses

(311) 382 287 (156) (23) 202 92
Balance at End of Period
(1)
3,191 3,502 3,120 2,833 2,989 3,191 2,989
ACL - DEBT SECURITIES
Provision for Credit Losses

$ (18) $ 18 $ (12) $ (5) $ 1 $ (17) $ 5
CHARGE-OFFS
Commercial, Financial and Agricultural $ 217 $ 76 $ 54 $ 164 $ 129 $ 511 $ 1,308
Real Estate - Construction - - - - - - -
Real Estate - Commercial - - - 120 88 120 355
Real Estate - Residential 79 - - - - 79 -
Real Estate - Home Equity - - 39 - 160 39 193
Consumer 1,689 1,340 993 1,732 976 5,754 2,901
Overdrafts 602 659 894 634 720 2,789 3,149
Total Charge-Offs $ 2,587 $ 2,075 $ 1,980 $ 2,650 $ 2,073 $ 9,292 $ 7,906
RECOVERIES
Commercial, Financial and Agricultural $ 83 $ 28 $ 71 $ 95 $ 25 $ 277 $ 307
Real Estate - Construction - - 1 1 - 2 10
Real Estate - Commercial 16 17 11 8 13 52 106
Real Estate - Residential 34 30 132 57 98 253 284
Real Estate - Home Equity 17 53 131 25 36 226 183
Consumer 433 418 514 571 175 1,936 1,071
Overdrafts 442 376 633 373 409 1,824 2,010
Total Recoveries $ 1,025 $ 922 $ 1,493 $ 1,130 $ 756 $ 4,570 $ 3,971
NET CHARGE-OFFS (RECOVERIES) $ 1,562 $ 1,153 $ 487 $ 1,520 $ 1,317 $ 4,722 $ 3,935
Net Charge-Offs as a % of Average Loans

HFI
(2)
0.23% 0.17% 0.07% 0.24% 0.21% 0.18% 0.18%
CREDIT QUALITY
Nonaccruing Loans $ 6,242 $ 4,694 $ 6,623 $ 4,589 $ 2,297
Other Real Estate Owned 1 1 1 13 431
Total Nonperforming Assets ("NPAs") $ 6,243 $ 4,695 $ 6,624 $ 4,602 $ 2,728
Past Due Loans 30-89 Days

$ 6,854 $ 5,577 $ 4,207 $ 5,061 $ 7,829
Past Due Loans 90 Days or More - - - - -
Classified Loans 22,203 21,812 14,973 12,179 19,342
Nonperforming Loans as a % of Loans HFI 0.23% 0.17% 0.25% 0.17% 0.09%
NPAs as a % of Loans HFI and Other Real Estate 0.23% 0.17% 0.25% 0.17% 0.11%
NPAs as a % of

Total Assets
0.15% 0.11% 0.15% 0.10% 0.06%
(1)

Recorded in other liabilities
(2)

Annualized

CAPITAL CITY BANK GROUP,

INC.
AVERAGE

BALANCE AND INTEREST RATES
Unaudited
Fourth Quarter 2023 Third Quarter 2023 Second Quarter 2023 First Quarter 2023 Fourth Quarter 2022 Dec 2023 YTD Dec 2022 YTD
(Dollars in thousands)
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
ASSETS:
Loans Held for Sale $ 49,790 $ 817 6.50% $ 62,768 $ 971 6.14% $ 54,350 $ 800 5.90% $ 55,110 644 4.74% $ 42,910 $ 582 5.38% $ 55,510 $ 3,232 5.82% $ 48,502 $ 2,175 4.49%
Loans Held for Investment
(1)
2,711,243 39,679 5.81 2,672,653 38,455 5.71 2,657,693 36,890 5.55 2,582,395 34,342 5.39 2,439,379 31,409 5.11 2,656,394 149,366 5.62 2,189,440 104,578 4.78
Investment Securities
Taxable Investment Securities 962,322 4,389 1.81 1,002,547 4,549 1.80 1,041,202 4,803 1.84 1,061,372 4,911 1.86 1,078,265 4,835 1.78 1,016,550 18,652 1.83 1,098,876 15,917 1.45
Tax-Exempt Investment Securities
(1)
862 7 4.32 2,456 17 2.66 2,656 17 2.47 2,840 18 2.36 2,827 17 2.36 2,199 59 2.68 2,668 54 2.03
Total Investment Securities 963,184 4,396 1.82 1,005,003 4,566 1.81 1,043,858 4,820 1.84 1,064,212 4,929 1.86 1,081,092 4,852 1.78 1,018,749 18,711 1.83 1,101,544 15,971 1.45
Federal Funds Sold and Interest Bearing
Deposits 99,763 1,385 5.51 136,556 1,848 5.37 218,902 2,782 5.10 360,971 4,111 4.62 469,352 4,463 3.77 203,147 10,126 4.98 649,762 9,511 1.46
Total Earning Assets 3,823,980 $ 46,277 4.80% 3,876,980 $ 45,840 4.69% 3,974,803 $ 45,292 4.57% 4,062,688 $ 44,026 4.39% 4,032,733 $ 41,306 4.07% 3,933,800 $ 181,435 4.61% 3,989,248 $ 132,235 3.32%
Cash and Due From Banks 76,681 75,941 75,854 74,639 74,178 75,786 76,929
Allowance for Credit Losses (29,998) (29,172) (27,893) (25,637) (22,596) (28,190) (21,688)
Other Assets 296,114 295,106 297,837 300,175 297,510 297,290 287,813
Total Assets $ 4,166,777 $ 4,218,855 $ 4,320,601 $ 4,411,865 $ 4,381,825 $ 4,278,686 $ 4,332,302
LIABILITIES:
Noninterest Bearing Deposits $ 1,416,825 $ 1,474,574 $ 1,539,877 $ 1,601,750 $ 1,662,443 $ 1,507,657 $ 1,691,132
NOW Accounts 1,138,461 $ 3,696 1.29% 1,125,171 $ 3,489 1.23% 1,200,400 $ 3,038 1.01% 1,228,928 $ 2,152 0.71% 1,133,733 $ 1,725 0.60% 1,172,861 $ 12,375 1.06% 1,065,838 $ 2,799 0.26%
Money Market Accounts 318,844 1,421 1.77 322,623 1,294 1.59 288,466 747 1.04 267,573 208 0.31 273,328 63 0.09 299,581 3,670 1.22 283,407 203 0.07
Savings Accounts 557,579 202 0.14 579,245 200 0.14 602,848 120 0.08 629,388 76 0.05 641,153 80 0.05 592,033 598 0.10 628,313 309 0.05
Time Deposits 116,797 553 1.88 95,203 231 0.96 87,973 103 0.47 89,675 52 0.24 92,385 34 0.15 97,480 939 0.96 94,646 133 0.14
Total Interest Bearing Deposits 2,131,681 5,872 1.09 2,122,242 5,214 0.97 2,179,687 4,008 0.74 2,215,564 2,488 0.46 2,140,599 1,902 0.35 2,161,955 17,582 0.81 2,072,204 3,444 0.17
Total Deposits 3,548,506 5,872 0.66 3,596,816 5,214 0.58 3,719,564 4,008 0.43 3,817,314 2,488 0.26 3,803,042 1,902 0.20 3,669,611 17,582 0.48 3,763,336 3,444 0.09
Repurchase Agreements 26,831 199 2.94 25,356 190 2.98 17,888 115 2.58 9,343 9 0.37 8,464 7 0.34 19,917 513 2.57 8,095 14 0.17
Other Short-Term Borrowings 16,906 310 7.29 24,306 440 7.17 17,834 336 7.54 37,766 452 4.86 42,380 683 6.39 24,146 1,538 6.37 32,388 1,747 5.40
Subordinated Notes Payable 52,887 627 4.64 52,887 625 4.62 52,887 604 4.52 52,887 571 4.32 52,887 522 3.86 52,887 2,427 4.53 52,887 1,652 3.08
Other Long-Term Borrowings 336 5 4.72 387 4 4.73 431 5 4.80 480 6 4.80 530 8 4.80 408 20 4.77 665 31 4.62
Total Interest Bearing Liabilities 2,228,641 $ 7,013 1.25% 2,225,178 $ 6,473 1.15% 2,268,727 $ 5,068 0.90% 2,316,040 $ 3,526 0.62% 2,244,860 $ 3,122 0.55% 2,259,313 $ 22,080 0.98% 2,166,239 $ 6,888 0.32%
Other Liabilities 78,772 83,099 84,305 81,206 84,585 81,842 85,684
Total Liabilities 3,724,238 3,782,851 3,892,909 3,998,996 3,991,888 3,848,812 3,943,055
Temporary Equity 7,423 8,424 8,935 8,802 9,367 8,392 9,957
SHAREOWNERS' EQUITY: 435,116 427,580 418,757 404,067 380,570 421,482 379,290
Total Liabilities, Temporary

Equity and
Shareowners' Equity $ 4,166,777 $ 4,218,855 $ 4,320,601 $ 4,411,865 $ 4,381,825 $ 4,278,686 $ 4,332,302
Interest Rate Spread $ 39,264 3.55% $ 39,367 3.54% $ 40,224 3.67% $ 40,500 3.77% $ 38,184 3.52% $ 159,355 3.63% $ 125,347 3.00%
Interest Income and Rate Earned
(1)
46,277 4.80 45,840 4.69 45,292 4.57 44,026 4.39 41,306 4.07 181,435 4.61 132,235 3.32
Interest Expense and Rate Paid
(2)
7,013 0.73 6,473 0.66 5,068 0.51 3,526 0.35 3,122 0.31 22,080 0.56 6,888 0.17
Net Interest Margin $ 39,264 4.07% $ 39,367 4.03% $ 40,224 4.06% $ 40,500 4.04% $ 38,184 3.76% $ 159,355 4.05% $ 125,347 3.14%
(1)

Interest and average rates are

calculated on a tax-equivalent basis using a 21% Federal tax rate.
(2)

Rate calculated based on average earning assets.